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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): March 6, 2007
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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



          Pennsylvania                  1-11152                  23-1882087
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
          incorporation)                                    Identification No.)




   781 Third Avenue, King of Prussia, PA                         19406-1409
  (Address of Principal Executive Offices)                      (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02.        Departure of Directors or Certain Officers; Election of
                  Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 6, 2007, InterDigital Communications Corporation (the "Company") issued a press release announcing that Richard J. Fagan has notified the Company of his intention to resign as Chief Financial Officer of the Company no later than August 15, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits.

(c)      Exhibits

99.1     Press release dated March 6, 2007.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                             INTERDIGITAL COMMUNICATIONS CORPORATION


                             By: /s/ William J. Merritt
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                                 William J. Merritt
                                 President and Chief Executive Officer



Dated: March 6, 2007

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                                  EXHIBIT INDEX



Exhibit  No.                           Description
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     99.1                  Press release dated March 6, 2007